UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 of 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 12, 2005
Ameritrade Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-49992 (Commission File Number)	82-0543156 (I.R.S. Employer Identification Number)

4211 South 102nd Street, Omaha, Nebraska (Address of principal executive offices)	68127 (Zip Code)
(402) 331-7856
Registrant’s telephone number, including area code
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Ameritrade Holding Corporation (“Ameritrade”) is filing this Current Report on Form 8-K for the purpose of filing certain agreements (as described below) referenced in Ameritrade’s preliminary proxy statement on Schedule 14A relating to Ameritrade’s proposed acquisition of the U.S. retail securities brokerage business of TD Waterhouse Group, Inc. (“TD Waterhouse”) from The Toronto-Dominion Bank, a Canadian chartered bank (“TD”). Ameritrade’s preliminary proxy statement on Schedule 14A is being filed concurrently with this Current Report on Form 8-K.
Amended and Restated Registration Rights Agreement
On June 22, 2005, Ameritrade, J. Joe Ricketts and certain of his affiliates (the “Ricketts Holders”), entities affiliated with Silver Lake Partners (the “SLP Holders”), entities affiliated with TA Associates (the “TA Holders”) and TD, entered into an amended and restated registration rights agreement (the “Registration Rights Agreement”) to, among other things, include TD as a party to the existing registration rights agreement among Ameritrade, the Ricketts Holders, the SLP Holders and the TA Holders. The Registration Rights Agreement becomes effective only upon the closing of the proposed acquisition by Ameritrade of the U.S. retail securities brokerage business of TD Waterhouse from TD, at which time it will supersede the existing registration rights agreement. A copy of the Registration Rights Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Ameritrade Canada Purchase Agreement
On June 22, 2005, Ameritrade, Datek Online Holdings Corp., a wholly owned subsidiary of Ameritrade (“Datek”), TD and TD Waterhouse Canada Inc. (“TD Waterhouse Canada”), entered into the Canadian purchase agreement pursuant to which TD Waterhouse Canada agreed to acquire all of the shares of Ameritrade Canada, Inc. in exchange for $60,000,000 in cash, subject to adjustments based on the final net tangible book value of Ameritrade Canada. A copy of the Canadian purchase agreement is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
Trademark License Agreement
On June 22, 2005, Ameritrade and TD entered into a trademark license agreement, which requires Ameritrade to use the TD trademark and logo as part of Ameritrade’s corporate identity, TD Ameritrade, following the completion of Ameritrade’s proposed acquisition of the U.S. retail securities brokerage business of TD Waterhouse. A copy of the trademark license agreement is attached hereto as Exhibit 99.3 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Amended and Restated Registration Rights Agreement by and among Ameritrade Holding Corporation, The Toronto-Dominion Bank, J. Joe Ricketts and certain of his affiliates, entities affiliated with Silver Lake Partners, and entities affiliated with TA Associates, dated as of June 22, 2005.

99.2	Agreement of Sale and Purchase among Ameritrade Holding Corporation, Datek Online Holdings Corp., The Toronto-Dominion Bank and TD Waterhouse Canada Inc, dated as of June 22, 2005.

99.3	Trademark License Agreement among The Toronto-Dominion Bank and Ameritrade Holding Corporation, dated as of June 22, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERITRADE HOLDING CORPORATION
Date: September 12, 2005	/s/ John R. MacDonald
John R. MacDonald
Executive Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer

Exhibit Index

Exhibit No.	Description

99.1	Amended and Restated Registration Rights Agreement by and among Ameritrade Holding Corporation, The Toronto-Dominion Bank, J. Joe Ricketts and certain of his affiliates, entities affiliated with Silver Lake Partners, and entities affiliated with TA Associates, dated as of June 22, 2005.

99.2	Agreement of Sale and Purchase among Ameritrade Holding Corporation, Datek Online Holdings Corp., The Toronto-Dominion Bank and TD Waterhouse Canada Inc, dated as of June 22, 2005.

99.3	Trademark License Agreement among The Toronto-Dominion Bank and Ameritrade Holding Corporation, dated as of June 22, 2005.